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                                 Exhibit 10.9


                PRENTISS PROPERTIES ACQUISITION PARTNERS, L.P.

    TENTH AMENDMENT TO THE SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED
         PARTNERSHIP OF PRENTISS PROPERTIES ACQUISITION PARTNERS, L.P.


                                   RECITALS

          A. Belcrest Realty Corporation ("ASSIGNOR")desires to assign and Belmar Realty Corporation ("ASSIGNEE") desires to acquire 350,000 Series B Cumulative Redeemable Perpetual Preferred Units (THE "ASSIGNED UNITS") of Prentiss Properties Acquisition Partners, L.P. (the "PARTNERSHIP").

          Pursuant to Article XI of the Second Amended and Restated Agreement of Limited Partnership, as amended (as so amended, the "AGREEMENT"), of the Partnership, Prentiss Properties I, Inc. as the sole general partner of the Partnership (the "GENERAL PARTNER"), desires to amend the Agreement to admit Assignee as a Substitute Limited Partner with respect to the Assigned Units.

          NOW, THEREFORE, the General Partner hereby adopts the following amendment to the Agreement.

          1. Exhibit A to the Agreement is hereby amended and restated in its entirety as set forth on EXHIBIT A attached hereto.

          2. Assignee accepts and agrees to be bound by the terms and provisions of the Agreement.

                           [Signature Page Follows]

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          IN WITNESS WHEREOF, the General Partner and the Assignee have executed this Tenth Amendment as of May ___, 2000.

                                   GENERAL PARTNER

                                   PRENTISS PROPERTIES I, INC.


                                        By:  /s/ MICHAEL A. ERNST
                                           ------------------------------------
                                        Name:    Michael A. Ernst
                                        Title:   Chief Financial Officer


                                   ASSIGNEE AND SUBSTITUTE LIMITED PARTNER:

                                   BELMAR REALTY CORPORATION

                                        By:  /s/ THOMAS E. FAUST, JR.
                                           ------------------------------------
                                        Name:    Thomas E. Faust, Jr.
                                        Title:   Executive Vice President

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